Exhibit 10.2

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

This Amendment No. 1 to Second Amended and Restated Credit Agreement (this “Amendment”), dated as of February 23, 2018, is made by and among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the “Company” and a “Borrower”), GRANITE CONSTRUCTION COMPANY, a California corporation (“GCC” and a “Borrower”), GILC INCORPORATED, a California corporation (“GILC” and a “Borrower”, and together with the Company and GCC, collectively the “Borrowers”), each of the Guarantors (as defined in the Credit Agreement (as defined below)) signatory hereto, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, each of the Borrowers, Bank of America, as Administrative Agent, and the Lenders from time to time party thereto have entered into that certain Second Amended and Restated Credit Agreement dated as of October 28, 2015 (as amended, modified, supplemented, restated, or amended and restated, from time to time the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”); capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrowers a term loan facility and a revolving credit facility, including a letter of credit subfacility and a swing line loan subfacility; and

WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Existing Credit Agreement to permit the Company to acquire 100% of the equity interests of Layne Christensen Company (the “Target”) pursuant to that certain Agreement and Plan of Merger (the “Transaction Agreement”) by and among the Company, the Target and a newly created subsidiary of the Company into which the Target will merge (with the Target as the surviving corporation);

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Existing Credit Agreement as set forth below on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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1.Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein:

(a)General Amendments.  The body of the Existing Credit Agreement is hereby amended to delete the stricken text and to add the double-underlined text as set forth in Annex A attached hereto; it being understood that (except as set forth in clause (b) below) the Schedules and Exhibits to the Existing Credit Agreement shall remain as they were prior to the date hereof and shall continue as part of the Credit Agreement.

(b)Amendment to Exhibit D.  Exhibit D (Form of Compliance Certificate) to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit D attached hereto.

2.Effectiveness; Conditions Precedent.  This Amendment and the amendments to the Existing Credit Agreement provided in Section 1 hereof shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a)the Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower, the Administrative Agent, and the Required Lenders; and

(b)(i) fees in accordance with that certain Fee Letter by and among the Company, Bank of America and the Arranger dated as of February 13, 2018 shall have been paid in full to the extent such fees are due and payable thereunder, and (ii) all other fees and expenses of the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent) to the extent due and payable under Section 10.04(a) of the Credit Agreement and for which invoices have been presented at least than two (2) Business Days prior to the effectiveness hereof shall have been paid in full (which fees and expenses may be estimated to date without prejudice to final settling of accounts for such fees and expenses).

3.Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)The representations and warranties made by the Borrowers in Article V of the Credit Agreement and in each of the other Loan Documents to which it is a party are, in each case, true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b)The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date and prior to the date hereof, except as explicitly noted in Section 6.14(e) of the Credit Agreement, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

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(c)This Amendment has been duly authorized, executed and delivered by the Borrowers and the Guarantors and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and

(d)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and no default or event of default under the Permitted Notes Documents exists, or would result from the effectiveness of this Amendment.

4.Consent of the Guarantors.  Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments and consents contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

5.Entire Agreement.  This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.Full Force and Effect of Credit Agreement.  Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.

7.Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

8.Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of California applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

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9.Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

12.No Novation.  Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.

13.Use of Plan Assets.  Each Borrower represents and warrants as of the date hereof that each such Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.  As used in this Amendment, “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include “plan assets,” as defined by Section 3(42) of ERISA, of any such “employee benefit plan” or “plan”.

14.No Lender is an Employee Benefit Plan.

(a)Each Lender (x) represents and warrants to, and (y) covenants, to the date such Person ceases being a Lender party to the Credit Agreement, for the benefit of, the Administrative Agent and the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true:

(1)such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments;

(2)the transaction exemption set forth in one or more prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time (a “PTE”), such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and

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performance of the Loans, the Letters of Credit, the Commitments and the Credit Agreement;

(3)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and the Credit Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Credit Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Credit Agreement; or

(4)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)In addition, unless clause (a)(1) above is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in clause (a)(4) above, such Lender further (x) represents and warrants to, and (y) covenants, the date such Person ceases being a Lender party to the Credit Agreement, for the benefit of, the Administrative Agent and the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that:

(1)none of the Administrative Agent or Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under the Credit Agreement, any Loan Document or any documents related to hereto or thereto);

(2)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Credit Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $5,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);

(3)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Credit Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations);

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(4)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Credit Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and the Credit Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and

(5)no fee or other compensation is being paid directly to the Administrative Agent or the Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or the Credit Agreement.

(c)The Administrative Agent and the Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and the Credit Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

[Signature pages follow.]

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Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

GRANITE CONSTRUCTION INCORPORATED

By:_/s/ Jigisha Desai_______________________

Name:     Jigisha Desai

Title:     V.P. Treasurer

By:_/s/ Laurel J. Krzeminski________________

Name:     Laurel J. Krzeminski

Title:     Sr. V.P. and CFO

GRANITE CONSTRUCTION COMPANY

By:_/s/ Jigisha Desai________________________

Name:     Jigisha Desai

Title:     V.P. Treasurer

By:__/s/ Laurel J. Krzeminski________________

Name:     Laurel J. Krzeminski

Title:     Sr. V.P. and CFO

GILC INCORPORATED

By:_/s/ Jigisha Desai________________________

Name:     Jigisha Desai

Title:     V.P. and CFO

By:_/s/ Laurel J. Krzeminski________________

Name:     Laurel J. Krzeminski

Title:     President and CEO

Granite Construction Incorporated

Amendment No. 1 to Second Amended and Restated Credit Agreement

Signature Page

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GUARANTORS:

GRANITE CONSTRUCTION INCORPORATED

By:_/s/ Laurel J. Krzeminski________________

Name:  Laurel J. Krzeminski

Title:    Sr. V.P. and CFO

By:_/s/ Jigisha Desai________________________

Name:  Jigisha Desai

Title:    V.P. Treasurer

GRANITE CONSTRUCTION COMPANY

By:_/s/ Laurel J. Krzeminski________________

Name:  Laurel J. Krzeminski

Title:    Sr. V.P. and CFO

By:__/s/ Jigisha Desai_______________________

Name:  Jigisha Desai

Title:    V.P. Treasurer

GRANITE CONSTRUCTION NORTHEAST,

INC.

By:_/s/ Laurel J. Krzeminski________________

Name:  Laurel J. Krzeminski

Title:    Sr. V.P. and CFO

By:_/s/ Jigisha Desai_______________________

Name:  Jigisha Desai

Title:    V.P. Treasurer

Granite Construction Incorporated

Amendment No. 1 to Second Amended and Restated Credit Agreement

Signature Page

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INTERMOUNTAIN SLURRY SEAL, INC.

By:_/s/ Kathleen Schreckengost___________

Name:  Kathleen Schreckengost

Title:    V.P. Treasurer

By:_/s/ Darren S. Beevor _________________

Name:  Darren S. Beevor

Title:    V.P. Controller

GILC INCORPORATED

By:_/s/ Laurel J. Krzeminski________________

Name:  Laurel J. Krzeminski

Title:    President and CEO

By:_/s/ Jigisha Desai_______________________

Name:  Jigisha Desai

Title:    V.P. and CFO

KENNY CONSTRUCTION COMPANY

By:__/s/ Laurel J. Krzeminski_________________

Name:  Laurel J. Krzeminski

Title:    SVP and CFO

By:_/s/ Jigisha Desai_______________________

Name:  Jigisha Desai

Title:    VP and Treasurer

Granite Construction Incorporated

Amendment No. 1 to Second Amended and Restated Credit Agreement

Signature Page

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:_/s/ Bridgett J. Manduk Mowry_________

Name: Bridgett J. Manduk Mowry

Title:Vice President

Granite Construction Incorporated

Amendment No. 1 to Second Amended and Restated Credit Agreement

Signature Page

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LENDERS:

BANK OF AMERICA, N.A., as a Lender, Swing

Line Lender and L/C Issuer

By:_/s/ Mukesh Singh____________________

Name: Mukesh Singh

Title:Director

Granite Construction Incorporated

Amendment No. 1 to Second Amended and Restated Credit Agreement

Signature Page

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BANK OF THE WEST

By:_/s/ Adriana Collins_____________________

Name:  Adriana Collins

Title:Director, Senior Relationship Manager

Granite Construction Incorporated

Amendment No. 1 to Second Amended and Restated Credit Agreement

Signature Page

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BMO HARRIS BANK N.A.

By:_/s/  Michael Gift __________________

Name:  Michael Gift

Title:    Director

Granite Construction Incorporated

Amendment No. 1 to Second Amended and Restated Credit Agreement

Signature Page

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COMPASS BANK

By:_/s/ Aaron Loyd________________________

Name:  Aaron Loyd

Title:Director

Granite Construction Incorporated

Amendment No. 1 to Second Amended and Restated Credit Agreement

Signature Page

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MUFG UNION BANK, N.A.

By:__/s/ Lauren Hom___________________

Name:  Lauren Hom

Title:    Director

Granite Construction Incorporated

Amendment No. 1 to Second Amended and Restated Credit Agreement

Signature Page

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U.S. BANK NATIONAL ASSOCIATION

By:__/s/ Matthew D Murry_____________

Name:  Matthew D Murray

Title:    Vice President

Granite Construction Incorporated

Amendment No. 1 to Second Amended and Restated Credit Agreement

Signature Page

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BRANCH BANKING AND TRUST COMPANY

By:_/s/ Sarah Salmon_____________________

Name:  Sarah Salmon

Title:    Senior Vice President

Granite Construction Incorporated

Amendment No. 1 to Second Amended and Restated Credit Agreement

Signature Page

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COMERICA BANK

By:_/s/ Mark C. Skrzynki Jr._______________

Name:  Mark C. Skrzynski Jr.

Title:    Vice President

Granite Construction Incorporated

Amendment No. 1 to Second Amended and Restated Credit Agreement

Signature Page

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Exhibit 10.2

ANNEX A

TO

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

Credit Agreement

See attached.

Granite Construction Incorporated

Amendment No. 1 to Second Amended and Restated Credit Agreement

Signature Page

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EXHIBIT D

TO

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

Form of Compliance Certificate

See attached.

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